UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2012

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On April 16, 2012, Cheniere Energy Partners, L.P. (“Cheniere Partners”) issued a press release announcing that its subsidiaries, Sabine Pass Liquefaction, LLC and Sabine Pass LNG, L.P. (collectively, “Sabine Pass”), have received authorization under Section 3 of the Natural Gas Act (the “Order”) from the Federal Energy Regulatory Commission (“FERC”) to site, construct and operate facilities for the liquefaction and export of domestically produced natural gas at the Sabine Pass LNG terminal located in Cameron Parish, Louisiana. The Order authorizes the development of up to four modular LNG trains.
A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Information included on Cheniere Partners' website is not incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
d) Exhibits
Exhibit
Number        Description

99.1*	Press Release, dated April 16, 2012.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
	By:	Cheniere Energy Partners GP, LLC, its general partner

Date: April 16, 2012	By:	/s/ Meg A. Gentle
		Name:	Meg A. Gentle
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

99.1*	Press Release, dated April 16, 2012.

* Filed herewith.